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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 30, 1998


                          Watson Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


           Nevada                      0-20045                95-3872914
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(State or Other Jurisdiction        (Commission            (I.R.S. Employer
     of Incorporation)              File Number)          Identification No.)



         311 Bonnie Circle
         Corona, CA 91720                                91720
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(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:  (909) 270-1400



                     -----------------------------------------------------------
                     Former name or former address, if changed since last report


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ITEM 5. Other Events.

On April 30, 1998, Watson Pharmaceuticals, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing financial results for its first quarter ended March 31, 1998.

ITEM 7. Exhibits.


Exhibit
Number       Description
-------      -----------
 99.1        Press Release of Watson Pharmaceuticals, Inc. dated April 30, 1998.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: April 30, 1998                    WATSON PHARMACEUTICALS, INC.
                                         (Registrant)
                                         By: /s/ ALLEN CHAO
                                             -----------------------------------
                                             Name: Allen Chao, Ph.D
                                             Title: Chairman, Chief Executive
                                                    Officer and President


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                          WATSON PHARMACEUTICALS, INC.
                                  EXHIBIT INDEX
                                    FORM 8-K



Exhibit
Number       Description                                                  Page
-------      -----------                                                  ----
99.1         Press Release of Watson Pharmaceuticals, Inc. dated April
             30, 1998.